                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[382,658,000] (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-CB3

      [C-BASS(SM) CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC LOGO]

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                                  MAY 25, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

AGGREGATE POOL

                                                    WEIGHTED
                                                    AVERAGE    PERCENT   PERCENT  PERCENT  PERCENT   PERCENT     PERCENT
LTV                                                 ORIGINAL    FULL      STATED  LIMITED   NO DOC  ALTERNATE  STREAMLINED
FICO MATRIX        COUNT    TOTAL PBAL    PERCENT     LTV        DOC       DOC      DOC      DOC       DOC         DOC
-----------        -----    ----------    -------     ---        ---       ---      ---      ---       ---         ---
Not Available         19   $  1,221,494      0.29%   93.830%     0.00      0.00     0.00     0.89      0.00        0.00
440 to 460             5        870,204      0.21    77.890     91.71      8.29     0.00     0.00      0.00        0.00
460 to 480            16      2,718,882      0.65    75.490     58.82     37.71     0.00     1.43      2.05        0.00
480 to 500            24      3,859,009      0.92    78.630     56.71     38.58     0.00     0.79      3.92        0.00
500 to 520            52      6,408,390      1.53    74.850     65.80     23.09     2.81     6.54      0.89        0.00
520 to 540            96     12,737,730      3.04    78.240     50.06     35.52    10.11     3.07      0.60        0.00
540 to 560           127     21,582,547      5.16    78.080     56.49     33.70     7.08     1.74      0.53        0.00
560 to 580           166     27,900,285      6.67    80.740     57.12     32.63     6.47     2.29      1.08        0.43
580 to 600           171     28,641,533      6.85    81.020     53.09     28.07    13.27     3.53      2.04        0.00
600 to 620           254     40,578,086      9.70    81.390     55.50     33.26     6.15     2.39      1.72        0.51
620 to 640           285     47,875,959     11.44    83.640     42.46     39.31    13.59     4.54      0.10        0.00
640 to 660           267     49,016,071     11.72    83.130     36.68     47.76    12.00     3.56      0.00        0.00
660 to 680           247     42,896,780     10.25    84.210     28.32     50.00    14.63     6.62      0.00        0.42
680 to 700           208     41,331,261      9.88    81.230     30.61     54.18    11.11     3.56      0.54        0.00
700 to 720           169     32,088,965      7.67    81.680     25.76     60.19    10.20     2.64      1.20        0.00
720 to 740            97     20,897,034      4.99    81.650     23.67     65.11     4.17     7.05      0.00        0.00
740 to 760           106     22,033,351      5.27    81.910     27.84     63.15     4.25     3.50      1.25        0.00
760 to 780            52     10,994,353      2.63    79.750     35.93     61.27     0.49     2.32      0.00        0.00
780 to 800            22      3,953,845      0.95    66.910     56.97     30.71     0.00    12.32      0.00        0.00
800 to 820             5        773,404      0.18    70.290     68.17     22.67     9.16     0.00      0.00        0.00
                   -----   ------------    ------    ------     -----     -----     ----     ----      ----        ----
TOTAL:             2,388   $418,379,184    100.00%   81.520%    40.68%    44.83%    9.45%    4.07%     0.71%       0.12%
                   =====   ============    ======    ======     =====     =====     ====     ====      ====        ====

ARM POOL

                                                    WEIGHTED
                                                    AVERAGE    PERCENT   PERCENT  PERCENT  PERCENT   PERCENT     PERCENT
LTV                                                 ORIGINAL    FULL     STATED   LIMITED  NO DOC   ALTERNATE  STREAMLINED
FICO MATRIX        COUNT    TOTAL PBAL    PERCENT     LTV       DOC        DOC      DOC      DOC      DOC          DOC
-----------        -----    ----------    -------     ---       ---        ---      ---      ---      ---          ---
440 to 460             5   $    870,204      0.29%   77.890%     0.92      0.08     0.00     0.00      0.00        0.00
460 to 480            14      2,501,871      0.84    73.540     56.79     40.98     0.00     0.00      2.22        0.00
480 to 500            17      3,231,584      1.09    75.160     53.93     46.07     0.00     0.00      0.00        0.00
500 to 520            34      5,185,115      1.74    71.500     70.04     25.39     3.47     0.00      1.10        0.00
520 to 540            64     10,517,581      3.53    77.190     48.32     38.59    10.53     2.56      0.00        0.00
540 to 560            92     17,544,269      5.89    79.310     59.70     31.58     8.07     0.00      0.65        0.00
560 to 580           108     21,237,553      7.13    80.570     53.10     39.18     5.74     0.00      1.41        0.56
580 to 600           103     19,776,932      6.64    82.160     49.70     31.52    15.83     0.00      2.95        0.00
600 to 620           143     27,965,469      9.39    81.010     50.13     39.34     8.03     0.00      2.50        0.00
620 to 640           151     32,197,398     10.81    83.660     35.70     47.96    14.25     2.10      0.00        0.00
640 to 660           128     30,128,356     10.12    83.190     23.76     56.20    18.11     1.93      0.00        0.00
660 to 680           126     29,191,988      9.80    82.410     19.67     56.38    19.26     4.39      0.00        0.30
680 to 700           121     30,800,950     10.35    80.940     24.04     60.31    14.66     0.26      0.73        0.00
700 to 720           106     25,525,501      8.57    80.970     20.76     64.67    10.67     2.38      1.51        0.00
720 to 740            63     16,334,469      5.49    81.770     18.92     73.26     5.34     2.49      0.00        0.00
740 to 760            58     16,141,008      5.42    79.700     26.36     64.47     5.80     1.65      1.71        0.00
760 to 780            26      6,462,509      2.17    79.690      9.92     90.08     0.00     0.00      0.00        0.00
780 to 800             9      1,830,869      0.61    73.080     34.17     43.91     0.00    21.92      0.00        0.00
800 to 820             2        282,056      0.09    80.000     66.65     33.35     0.00     0.00      0.00        0.00
                   -----   ------------    ------    ------     -----     -----    -----     ----      ----        ----
TOTAL:             1,370   $297,725,683    100.00%   81.040%    34.99%    51.08%   11.42%    1.53%     0.91%       0.07%
                   =====   ============    ======    ======     =====     =====    =====     ====      ====        ====

FIXED POOL

                                                    WEIGHTED
                                                    AVERAGE    PERCENT   PERCENT  PERCENT  PERCENT   PERCENT     PERCENT
LTV                                                 ORIGINAL    FULL      STATED  LIMITED   NO DOC  ALTERNATE  STREAMLINED
FICO MATRIX        COUNT    TOTAL PBAL    PERCENT     LTV       DOC        DOC      DOC      DOC      DOC          DOC
-----------        -----    ----------    -------     ---       ---        ---      ---      ---      ---          ---
Not Available         19   $  1,221,494      1.01%   93.830%     0.00      0.00     0.00     0.89      0.00        0.00
460 to 480             2        217,010      0.18    97.950     82.13      0.00     0.00    17.87      0.00        0.00
480 to 500             7        627,425      0.52    96.480     71.03      0.00     0.00     4.88     24.09        0.00
500 to 520            18      1,223,275      1.01    89.070     47.82     13.36     0.00    34.28      0.00        0.00
520 to 540            32      2,220,149      1.84    83.240     58.28     21.02     8.10     5.51      3.43        0.00
540 to 560            35      4,038,278      3.35    72.770     42.55     42.89     2.78     9.31      0.00        0.00
560 to 580            58      6,662,733      5.52    81.300     69.92     11.73     8.78     9.57      0.00        0.00
580 to 600            68      8,864,601      7.35    78.490     60.66     20.38     7.55    11.40      0.00        0.00
600 to 620           111     12,612,618     10.45    82.230     67.38     19.79     1.97     7.70      0.00        1.66
620 to 640           134     15,678,561     12.99    83.600     56.34     21.55    12.24     9.56      0.31        0.00
640 to 660           139     18,887,714     15.65    83.040     57.28     34.31     2.24     6.18      0.00        0.00
660 to 680           121     13,704,792     11.36    88.060     46.76     36.40     4.78    11.38      0.00        0.67
680 to 700            87     10,530,311      8.73    82.110     49.81     36.25     0.72    13.23      0.00        0.00
700 to 720            63      6,563,464      5.44    84.460     45.20     42.78     8.34     3.68      0.00        0.00
720 to 740            34      4,562,565      3.78    81.220     40.67     35.97     0.00    23.36      0.00        0.00
740 to 760            48      5,892,344      4.88    87.940     31.90     59.54     0.00     8.56      0.00        0.00
760 to 780            26      4,531,844      3.76    79.830     73.02     20.19     1.18     5.62      0.00        0.00
780 to 800            13      2,122,975      1.76    61.590     76.63     19.33     0.00     4.04      0.00        0.00
800 to 820             3        491,348      0.41    64.710     69.04     16.54    14.42     0.00      0.00        0.00
                   -----   ------------    ------    ------     -----     -----     ----    -----      ----        ----
TOTAL:             1,018   $120,653,501    100.00%   82.690%    54.73%    29.40%    4.59%   10.33%     0.23%       0.25%
                   =====   ============    ======    ======     =====     =====     ====    =====      ====        ====